   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 2002


                                         SECURITIES ACT REGISTRATION NO. 2-75128
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3336
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 30                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                             / /

                                AMENDMENT NO. 31                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                          PRUDENTIAL EQUITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:

                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       /X/ on February 21, 2002 pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)

                       / / on (date) pursuant to paragraph (a)(1)

                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                           If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

    Title of Securities Being Registered...Shares of Common Stock, par value $.01 per share.

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
                                     PROSPECTUS

                                     FEBRUARY 21, 2002


 PRUDENTIAL
 EQUITY FUND, INC.

                                     FUND TYPE

                                     Large capitalization stock

                                     OBJECTIVE
                                     Long-term growth of capital

                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.

                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
10      Investment Risks

13      HOW THE FUND IS MANAGED
13      Board of Directors
13      Manager
14      Investment Advisers and Portfolio Managers
15      Distributor

16      FUND DISTRIBUTIONS AND TAX ISSUES
16      Distributions
17      Tax Issues
18      If You Sell or Exchange Your Shares

20      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20      How to Buy Shares
29      How to Sell Your Shares
32      How to Exchange Your Shares
34      Telephone Redemptions or Exchanges
35      Expedited Redemption Privilege

36      FINANCIAL HIGHLIGHTS
36      Class A Shares
37      Class B Shares
38      Class C Shares
39      Class Z Shares

40      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


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PRUDENTIAL EQUITY FUND, INC.                  [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL EQUITY FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 80% of the Fund's investable assets in the common stock of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

    We also may invest in equity-related securities such as preferred stock and convertible securities. The Fund's strategy is to combine the efforts of three investment advisers and to invest in the favorite stock selection ideas of the portfolio managers. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in common stock, there is the risk that the price of particular stocks we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

-------------------------------------------------------------------
WE'RE BOTH VALUE AND GROWTH INVESTORS
IN DECIDING WHICH STOCKS TO BUY, OUR PORTFOLIO MANAGERS USE A BLEND OF
INVESTMENT STYLES. THAT IS, WE INVEST IN STOCKS THAT MAY BE UNDERVALUED GIVEN
THE COMPANY'S EARNINGS, ASSETS, CASH FLOW AND DIVIDENDS AND ALSO INVEST IN COMPANIES EXPERIENCING SOME OR ALL OF THE FOLLOWING: A PRICE/ EARNINGS RATIO LOWER THAN EARNINGS PER SHARE GROWTH, STRONG MARKET POSITION, IMPROVING PROFITABILITY AND DISTINCTIVE ATTRIBUTES SUCH AS UNIQUE MARKETING ABILITY,
STRONG RESEARCH AND DEVELOPMENT, NEW PRODUCT FLOW, AND FINANCIAL STRENGTH.
-------------------------------------------------------------------
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                                                                               1

RISK/RETURN SUMMARY
------------------------------------------------

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992                                           12.72%
1993                                           21.13%
1994                                            1.60%
1995                                           30.62%
1996                                           17.14%
1997                                           23.05%
1998                                            7.55%
1999                                           11.69%
2000                                            3.93%
2001                                          -12.80%
BEST QUARTER: 14.83% (2nd quarter of 1999)
WORST QUARTER: -16.01% (3rd quarter of 2001)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.
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2  PRUDENTIAL EQUITY FUND, INC.                  [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-01)



RETURN BEFORE TAXES                  1 YR            5 YRS          10 YRS           SINCE INCEPTION
  Class A shares                        -16.53%        5.72%          11.28%    11.52% (since 1-22-90)
  Class C shares                        -14.48%        5.81%             N/A    10.00% (since 8-1-94)
  Class Z shares                        -11.93%        7.07%             N/A    8.38% (since 3-1-96)



  CLASS B SHARES



  RETURN BEFORE TAXES           -16.91%   5.89%  11.01%  13.86% (since 3-15-82)
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)             -17.91%   3.63%   8.68%  11.64%
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF
   FUND SHARES(2)                -9.11%   4.72%   8.70%  11.61%



  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



  S&P 500(3)                    -11.88%  10.70%   12.93%  N/A(3)
  Russell 1000(4)               -12.45%  10.50%   12.84%  N/A(4)
  Lipper Large-Cap(5)           -13.77%   8.19%   11.01%  N/A(5)
  Lipper Multi-Cap(6)            -1.78%  10.51%   13.28%  N/A(6)



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE SECURITIES IN THE S&P 500 MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. S&P 500 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 13.60% FOR CLASS A, 15.78% FOR CLASS B, 15.19% FOR CLASS C AND 12.21% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(4) THE RUSSELL 1000 INDEX (RUSSELL 1000) CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX. THIS LARGE CAPITALIZATION (MARKET-ORIENTED) INDEX REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH MOST ACTIVE MONEY MANAGERS TYPICALLY SELECT. THE RUSSELL 1000 IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. SECURITIES, AS DETERMINED BY TOTAL MARKET CAPITALIZATION. THESE RETURNS DO NOT INCLUDE REINVESTMENT OF DIVIDENDS, THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES, WHICH WOULD LOWER THE RETURNS. RUSSELL 1000 TR RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 3.15% FOR CLASS A, 30.01% FOR CLASS B, 1.41% FOR CLASS C AND 16.33% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(5) IN 2001, THE FUND WAS RECLASSIFIED FROM THE LIPPER MULTI-CAP CORE FUNDS CATEGORY TO THE LIPPER LARGE-CAP CORE FUNDS CATEGORY. THE LIPPER LARGE-CAP AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER LARGE-CAP CORE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 11.90% FOR CLASS A, 13.22% FOR CLASS B, 12.48% FOR CLASS C AND 9.53% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
(6) THE LIPPER MULTI-CAP AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES, WHICH WOULD LOWER THESE RETURNS. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 12.93% FOR CLASS A, 14.49% FOR CLASS B, 13.38% FOR CLASS C AND 11.51% FOR CLASS Z SHARES.
     SOURCE: LIPPER INC.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None       5%(2)       1%(3)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .46%        .46%        .46%        .46%
  + Distribution and service
   (12b-1) fees                   .30%(4)       1.00%       1.00%        None
  + Other expenses                   .22%        .22%        .22%        .22%
  = TOTAL ANNUAL FUND
   OPERATING EXPENSES                .98%       1.68%       1.68%        .68%
  - Fee waiver                       .05%        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                       .93%(4)       1.68%       1.68%        .68%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(4) FOR THE FISCAL YEAR ENDING 12-31-02, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


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4  PRUDENTIAL EQUITY FUND, INC.                  [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $590   $792  $1,010  $1,637
  Class B shares                $671   $830  $1,013  $1,714
  Class C shares                $369   $624  $1,003  $2,067
  Class Z shares                $ 69   $218   $ 379   $ 847


You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $590   $792  $1,010  $1,637
  Class B shares                $171   $530   $ 913  $1,714
  Class C shares                $269   $624  $1,003  $2,067
  Class Z shares                $ 69   $218   $ 379   $ 847


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                                                                               5

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

    In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in the COMMON STOCK OF MAJOR, ESTABLISHED COMPANIES. These are companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. This means that we focus on stocks that we believe will increase in value more than the average value increase of the stocks that make up the S&P 500 or similar indexes.

    Although we buy common stock of major, established companies, these companies may be small, medium or large capitalization companies. In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); American Depositary Receipts (ADRs); and similar securities.
    We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser that purchased the security.

DIVISION OF ASSETS
STRATEGY. Under normal conditions, the Fund's assets will be divided among three investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the investment advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.
-------------------------------------------------------------------
6  PRUDENTIAL EQUITY FUND, INC.                  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

IMPACT OF REALLOCATIONS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by another portfolio segment of the Fund or that two or three advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as another adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had ocurred, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, fixed-income securities and money market instruments. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

SHORT-TERM DEBT OBLIGATIONS, INCLUDING MONEY MARKET INSTRUMENTS

We may invest in investment-grade short-term debt obligations (such as those rated A-2/Prime-2 or above by Standard & Poor's Ratings Group or Moody's Investors Service, respectively), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.


REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, an investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. An investment adviser will consider

-------------------------------------------------------------------
8  PRUDENTIAL EQUITY FUND, INC.                  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.



OPTIONS. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.



FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE


% OF FUND'S ASSETS                        RISKS                          POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
  COMMON STOCK OF                         -- Individual stocks           -- Historically, stocks
  MAJOR, ESTABLISHED                           could lose value               have outperformed
  COMPANIES                               -- The equity markets              other investments
  AT LEAST 80%                                could go down,                 over the long term
                                              resulting in a             -- Generally, economic
                                              decline in value of            growth means higher
                                              the Fund's                     corporate profits,
                                              investments                    which lead to an
                                          -- Changes in economic or          increase in stock
                                              political conditions,          prices, known as
                                              both domestic and              capital appreciation
                                              international, may
                                              result in a decline
                                              in value of the
                                              Fund's investments
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
10  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
  SHORT-TERM                -- Credit risk--the risk    -- Regular interest
  DEBT OBLIGATIONS              that the default of          income
  UP TO 20%; USUALLY            an issuer would         -- The U.S. government
  LESS THAN 10%                 leave the Fund with         guarantees interest
                                unpaid interest or          and principal
                                principal. The lower        payments on
                                a bond's quality,           certain securities
                                the higher its          -- High-quality debt
                                potential volatility        obligations are
                            -- Market risk--the risk        generally more
                                that the market             secure than stocks
                                value of an                 since companies must
                                investment may move         pay their debts
                                up or down,                 before they pay
                                sometimes rapidly or        dividends
                                unpredictably.
                                Market risk may
                                affect an industry,
                                a sector or the
                                market as a whole
--------------------------------------------------------------------------------
  FOREIGN SECURITIES        -- Foreign markets,         -- Investors can
                                economies and                participate in the
  UP TO 30%; USUALLY            political systems           growth of foreign
  LESS THAN 10%                 may not be as stable        markets through
                                as in the U.S.              investment in
                            -- Currency risk --             companies operating
                                changing value of           in those markets
                                foreign currencies      -- May profit from
                                can cause losses            changing values of
                            -- May be less liquid           foreign currencies
                                 than U.S. stocks       -- Opportunities for
                                and bonds                   diversification
                            -- Differences in
                                 foreign laws,
                                accounting
                                standards, public
                                information, custody
                                and settlement
                                practices provide
                                less reliable
                                information on
                                foreign investments
                                and involve more
                                risk
--------------------------------------------------------------------------------
  MONEY MARKET              -- Limits potential for     -- May preserve the
  INSTRUMENTS                   capital appreciation        Fund's assets
                                and achieving our
  UP TO 20% UNDER NORMAL        objective
  CIRCUMSTANCES; UP TO      -- See credit risk and
  100% ON A TEMPORARY           market risk above
  BASIS                         (which are less for
                                money market
                                instruments)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
  DERIVATIVES               -- The value of             -- The Fund could make
                                 derivatives (such          money and protect
  PERCENTAGE VARIES;            as futures and              against losses if
  UP TO 10% OF TOTAL            options) that are           the investment
  ASSETS                        used to hedge a             analysis proves
                                portfolio security          correct
                                is determined           -- Derivatives that
                                independently from           involve leverage
                                that security and           could generate
                                could result in a           substantial gains at
                                loss to the Fund            low cost
                                when the price          -- One way to manage the
                                movement of the             Fund's risk/return
                                derivative does not         balance is by
                                correlate with a            locking in the value
                                change in the value         of an investment
                                of the portfolio            ahead of time
                                security                -- Hedges that correlate
                            -- Derivatives used for         well with an
                                 risk management may        underlying position
                                not have the                can reduce or
                                intended effects and        eliminate investment
                                may result in losses        income or capital
                                or missed                   gains at low cost
                                opportunities
                            -- The other party to a
                                derivatives contract
                                could default
                            -- Derivatives can
                                 increase share
                                price volatility and
                                those that involve
                                leverage could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Fund
                                that can reduce
                                returns
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to      -- May offer a more
                                value precisely             attractive yield or
  UP TO 15% OF NET          -- May be difficult to          potential for growth
  ASSETS                         sell at the time or        than more widely
                                price desired               traded securities
--------------------------------------------------------------------------------


-------------------------------------------------------------------
12  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's subadvisers (which we call investment advisers). For the fiscal year ended December 31, 2001, the Fund paid PI management fees of .46% of the Fund's average net assets.


    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.


    Subject to the supervision of the Board of Directors of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Fund's investment advisers.


    PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with investment advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

The investment advisers are responsible for the day-to-day management of each portion of the Fund that they manage, subject to the supervision of PI and the Board of Directors. The investment advisers are paid by PI, not the Fund.


    There are three investment advisers to the Fund. One is responsible for approximately 50% of the Fund's assets and the others are each responsible for approximately 25% of the Fund's assets. PI believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce its volatility. PI periodically rebalances the Fund to maintain the allocation of assets among the three investment advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transaction costs. In addition, the Fund may experience wash transactions--where one investment adviser buys a security at the same time the other one sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.


JENNISON ASSOCIATES LLC (Jennison) is responsible for approximately 50% of the Fund's assets. Its address is 466 Lexington Avenue, New York, NY 10017. As of December 31, 2001, Jennison had approximately $62 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


    JEFFREY P. SIEGEL, BRADLEY L. GOLDBERG, CFA, and DAVID A. KIEFER, CFA, are the portfolio managers of the portion of the Fund subadvised by Jennison. Mr. Siegel began co-managing the Fund in August 2000. He is an Executive Vice President of Jennison, a position he has held since June 1999. Previously, he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University.


    Mr. Goldberg began co-managing the Fund in August 2000. He is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (CFA) designation.


    Mr. Kiefer began co-managing the Fund in August 2000. He is a Senior Vice President of Jennison. Previously, he was a Managing Director

-------------------------------------------------------------------
14  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------


of The Prudential Investment Corporation, now known as Prudential Investment Management, Inc., and had been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a CFA designation.



GE ASSET MANAGEMENT, INCORPORATED (GEAM) has served as an investment adviser to approximately 25% of the Fund's portfolio since February 16, 2001. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion.



RICHARD SANDERSON, CFA, is the portfolio manager of the portion of the Fund subadvised by GEAM. Mr. Sanderson is a Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, where he has worked for the last seven years. He has 30 years of experience in investment management.
Mr. Sanderson earned a B.A. and an M.B.A. from the University of Michigan. He also holds a CFA designation.



SALOMON BROTHERS ASSET MANAGEMENT INC (SB), 388 Greenwich Street, New York, NY 10013, has served as an investment adviser to approximately 25% of the Fund's assets since February 16, 2001. SB manages and advises more than $34 billion as of December 31, 2001. SB is part of the global asset management arm of Citigroup, Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc.



MIKE KAGAN is the portfolio manager for the portion of the Fund subadvised by SB. Mr. Kagan is a Managing Director of SB and has 17 years of experience in investment management, including experience as an analyst covering the consumer products, aerospace, chemicals and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

-------------------------------------------------------------------
16  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury generally 30% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well,

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


[CHART]
           +$  CAPITAL GAIN
               (taxes owed)

RECEIPTS        OR
FROM SALE

           -$  CAPITAL LOSS
               (offset against gain)

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
-------------------------------------------------------------------
18  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101
    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment


     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges



     -- The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


     --    Whether you qualify for any reduction or waiver of sales charges


     -- The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to


-------------------------------------------------------------------
20  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


           determine whether other share classes are more beneficial given your circumstances


     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                                CLASS A             CLASS B            CLASS C          CLASS Z
  Minimum purchase amount(1)              $1,000                $1,000           $2,500                None
  Minimum amount for subsequent           $100                  $100             $100                  None
   purchases(1)
  Maximum initial sales charge            5% of the public      None             1% of the public      None
                                          offering price                         offering price(2)
  Contingent Deferred Sales Charge        None                  If sold during:  1% on sales made      None
   (CDSC)(3)                                                    Year 1    5%     within 18 months of
                                                                Year 2    4%     purchase
                                                                Year 3    3%
                                                                Year 4    2%
                                                                Years 5/6 1%
                                                                Year 7    0%
  Annual distribution and service         .30 of 1%             1%               1%                    None
   (12b-1) fees shown as a percentage of  (.25 of 1%
   average net assets(4)                  currently)



(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2)  1.01% OF THE NET AMOUNT INVESTED.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
(4) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 12-31-02, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.



--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                                       SALES CHARGE AS % OF      SALES CHARGE AS % OF        DEALER
        AMOUNT OF PURCHASE                OFFERING PRICE           AMOUNT INVESTED         REALLOWANCE
  Less than $25,000                                     5.00%                     5.26%            4.75%
  $25,000 to $49,999                                    4.50%                     4.71%            4.25%
  $50,000 to $99,999                                    4.00%                     4.17%            3.75%
  $100,000 to $249,999                                  3.25%                     3.36%            3.00%
  $250,000 to $499,999                                  2.50%                     2.56%            2.40%
  $500,000 to $999,999                                  2.00%                     2.04%            1.90%
  $1 million and above*                                  None                      None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:


     --    Invest with an eligible group of investors who are related to you


     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of

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22  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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eligible employees. For more information about these requirements, call
Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the

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                                                                              23
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purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities


     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or


     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their

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24  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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------------------------------------------------

programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.
    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

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                                                                              25
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

    The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.


    We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign


-------------------------------------------------------------------
MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
-------------------------------------------------------------------
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26  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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securities are open, even though the value of these securities may have changed.
Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


    Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the price of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

    Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer

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                                                                              27
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Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

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28  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature

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                                                                              29
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on your sell order signature guaranteed by an "eligible guarantor institution."
An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


     -- Amounts representing shares you purchased with reinvested dividends and distributions,



     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998),



     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares), and


     -- Amounts representing the cost of shares acquired prior to July 1, 1985.
    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for

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30  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,



     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and


     --    On certain sales effected through a Systematic Withdrawal Plan.
    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to

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                                                                              31
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sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example,

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you can exchange Class A shares of the Fund for Class A shares of another
Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained legal opinion that this exchange is not a


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                                                                              33
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"taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this

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34  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852
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occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.



EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance for the last five years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    A copy of the Fund's annual report is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.
 CLASS A SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING
PERFORMANCE                                2001               2000               1999               1998               1997
 NET ASSET VALUE, BEGINNING OF
  YEAR                                         $16.99             $19.29             $19.76             $19.85             $17.26
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                            .05                .20                .26                .31                .38
 Net realized and unrealized gain
  (loss) on investments and
  foreign currencies                            (1.99)               .55               2.15               1.37               3.70
 TOTAL FROM INVESTMENT OPERATIONS               (1.94)               .75               2.41               1.68               4.08
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                         (.02)              (.22)              (.27)              (.28)              (.36)
 Distributions from net realized
  capital gains                                  (.97)             (2.83)             (2.61)             (1.49)             (1.13)
 TOTAL DISTRIBUTIONS                             (.99)             (3.05)             (2.88)             (1.77)             (1.49)
 NET ASSET VALUE, END OF YEAR                  $14.06             $16.99             $19.29             $19.76             $19.85
 TOTAL RETURN(A)                               (12.14)%            4.73%             12.50%              8.41%             23.88%
---------------------------------------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL
DATA
 NET ASSETS, END OF
  YEAR (000)                                    $1,697,621        $2,028,525        $2,240,250        $2,290,659        $1,912,802
 AVERAGE NET ASSETS (000)                       $1,822,036        $1,983,138        $2,217,410        $2,088,616        $1,709,030
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                               .93%              .87%              .86%              .85%              .88%
 Expenses, excluding distribution and
  service (12b-1) fees                               .68%              .62%              .61%              .60%              .63%
 Net investment income                               .34%             1.01%             1.25%             1.41%             1.87%
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover                                  155%               63%                9%               25%               13%
---------------------------------------------------------------------------------------------------------------------------------


(A) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD.

-------------------------------------------------------------------
36  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING
PERFORMANCE                                    2001             2000             1999             1998             1997
 NET ASSET VALUE, BEGINNING OF YEAR                $16.97           $19.26           $19.73           $19.83           $17.24
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                        (.07)             .11              .13              .14              .22
 Net realized and unrealized gain (loss)
  on investments and foreign currencies             (1.98)             .50             2.12             1.37             3.72
 TOTAL FROM INVESTMENT OPERATIONS                   (2.05)             .61             2.25             1.51             3.94
 LESS DISTRIBUTIONS:
 Dividends from net investment income                  --             (.07)            (.11)            (.12)            (.22)
 Distributions from net realized capital
  gains                                              (.97)           (2.83)           (2.61)           (1.49)           (1.13)
 TOTAL DISTRIBUTIONS                                 (.97)           (2.90)           (2.72)           (1.61)           (1.35)
 NET ASSET VALUE, END OF YEAR                      $13.95           $16.97           $19.26           $19.73           $19.83
 TOTAL RETURN(A)                                   (12.80)%           3.93%          11.69%            7.55%           23.05%
-----------------------------------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL
DATA
 NET ASSETS, END OF
  YEAR (000)                                 $966,066         $1,479,532         $2,351,200         $2,923,060         $3,090,767
 AVERAGE NET ASSETS (000)                  $1,182,447         $1,785,239         $2,666,269         $3,135,980         $2,924,413
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                      1.68%              1.62%              1.61%              1.60%              1.63%
 Expenses, excluding distribution
  and service (12b-1) fees                       .68%               .62%               .61%               .60%               .63%
 Net investment income (loss)                  (.40)%               .26%               .49%               .66%              1.12%
---------------------------------------------------------------------------------------------------------------------------------


(A) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING
PERFORMANCE                                   2001          2000          1999          1998          1997
 NET ASSET VALUE, BEGINNING OF YEAR             $16.97        $19.26        $19.73        $19.83        $17.24
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                     (.06)          .04           .10           .16           .25
 Net realized and unrealized gain (loss)
  on investments and foreign currencies          (1.99)          .57          2.15          1.35          3.69
 TOTAL FROM INVESTMENT OPERATIONS                (2.05)          .61          2.25          1.51          3.94
 LESS DISTRIBUTIONS:
 Dividends from net investment income               --          (.07)         (.11)         (.12)         (.22)
 Distributions from net realized capital
  gains                                           (.97)        (2.83)        (2.61)        (1.49)        (1.13)
 TOTAL DISTRIBUTIONS                              (.97)        (2.90)        (2.72)        (1.61)        (1.35)
 NET ASSET VALUE, END OF YEAR                   $13.95        $16.97        $19.26        $19.73        $19.83
 TOTAL RETURN(A)                                (12.80)%        3.93%       11.69%         7.55%        23.05%
--------------------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF YEAR (000)                  $61,722        $67,237        $82,737        $88,839        $72,244
 AVERAGE NET ASSETS (000)                       $64,197        $67,999        $86,078        $82,907        $60,434
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                            1.68%          1.62%          1.61%          1.60%          1.63%
 Expenses, excluding distribution and
  service (12b-1) fees                             .68%           .62%           .61%           .60%           .63%
 Net investment income (loss)                    (.40)%           .26%           .50%           .67%          1.11%
-------------------------------------------------------------------------------------------------------------------


(A) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECT OF SALES LOAD.

-------------------------------------------------------------------
38  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS Z SHARES (FISCAL YEARS ENDED 12-31)



PER SHARE OPERATING
PERFORMANCE                                   2001            2000            1999            1998            1997
 NET ASSET VALUE, BEGINNING OF PERIOD            $16.99          $19.30          $19.76          $19.87          $17.26
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              .09             .25             .31             .35             .42
 Net realized and unrealized gain (loss)
  on investments and foreign currencies           (2.00)            .54            2.16            1.36            3.72
 TOTAL FROM INVESTMENT OPERATIONS                 (1.91)            .79            2.47            1.71            4.14
 LESS DISTRIBUTIONS:
 Dividends from net investment income              (.05)           (.27)           (.32)           (.33)           (.40)
 Distributions from net realized capital
  gains                                            (.97)          (2.83)          (2.61)          (1.49)          (1.13)
 TOTAL DISTRIBUTIONS                              (1.02)          (3.10)          (2.93)          (1.82)          (1.53)
 NET ASSET VALUE, END OF PERIOD                  $14.06          $16.99          $19.30          $19.76          $19.87
 TOTAL RETURN(A)                                 (11.93)%         4.95%          12.81%           8.56%          24.29%
-----------------------------------------------------------------------------------------------------------------------



PER SHARE OPERATING
PERFORMANCE
 NET ASSETS, END OF PERIOD (000)               $202,779        $255,250        $304,906        $307,921        $267,121
 AVERAGE NET ASSETS (000)                      $225,442        $269,633        $302,528        $311,816         $57,646
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                             .68%            .62%            .61%            .60%            .63%
 Expenses, excluding distribution and
  service (12b-1) fees                             .68%            .62%            .61%            .60%            .63%
 Net investment income                             .60%           1.26%           1.50%           1.67%           2.11%
-----------------------------------------------------------------------------------------------------------------------



(A) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-------------------------------------------------------------

STOCK FUNDS
LARGE CAPITALIZATION STOCK FUNDS
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL STOCK INDEX FUND
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
SMALL-TO-MID-CAPITALIZATION STOCK
  FUNDS
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
  INCOME PORTFOLIO
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
MUNICIPAL BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

-------------------------------------------------------------------
40  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

------------------------------------------------

GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND
PRUDENTIAL TAX-FREE MONEY FUND, INC.
OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES

STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND
  STRATEGIC PARTNERS MODERATE GROWTH FUND
  STRATEGIC PARTNERS HIGH GROWTH FUND
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND
  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
  STRATEGIC PARTNERS TOTAL RETURN BOND FUND
STRATEGIC PARTNERS OPPORTUNITY FUNDS
  STRATEGIC PARTNERS FOCUSED GROWTH FUND
  STRATEGIC PARTNERS NEW ERA GROWTH FUND
  STRATEGIC PARTNERS FOCUSED VALUE FUND
SPECIAL MONEY MARKET FUND, INC.*
  MONEY MARKET SERIES

 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
42  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
44  PRUDENTIAL EQUITY FUND, INC.                 [TELEPHONE ICON] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

- FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at:
www.PruFN.com

Additional information about the Fund
can be obtained without charge and can
be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-3336


Fund Symbols                              Nasdaq     CUSIP
                                          ------     -----
Class A                                   PBQAX   744316-10-0
Class B                                   PBQFX   744316-20-9
Class C                                   PRECX   744316-30-8
Class Z                                   PEQZX   744316-40-7



MF101A

                          PRUDENTIAL EQUITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 21, 2002



    Prudential Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily (80% of net assets plus borrowings for investment purposes ("investable assets")) in common stocks of major, established corporations which its investment adviser believes are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. The Fund may buy and sell certain derivatives, including options on stock and stock indexes and futures for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 21, 2002, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-3336). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                   PAGE
                                                                   -----
Fund History.....................................................   B-2
Description of the Fund, Its Investments and Risks...............   B-2
Investment Restrictions..........................................  B-15
Management of the Fund...........................................  B-17
Control Persons and Principal Holders of Securities..............  B-24
Investment Advisory and Other Services...........................  B-24
Brokerage Allocation and Other Practices.........................  B-29
Capital Shares, Other Securities and Organization................  B-31
Purchase, Redemption and Pricing of Fund Shares..................  B-32
Shareholder Investment Account...................................  B-42
Net Asset Value..................................................  B-47
Taxes, Dividends and Distributions...............................  B-48
Performance Information..........................................  B-50
Financial Statements.............................................  B-53
Appendix I--General Investment Information.......................   I-1
Appendix II--Historical Performance Data.........................  II-1


--------------------------------------------------------------------------------

MF101B

                                  FUND HISTORY

    The Fund was incorporated in Maryland on October 9, 1981.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    CLASSIFICATION



    The Fund is a diversified, open-end, management investment company.


    INVESTMENT STRATEGIES, POLICIES AND RISKS


    The Fund's investment objective is long-term growth of capital. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

    FOREIGN INVESTMENTS


    The Fund may invest up to 30% of its total assets in securities of foreign issuers (subject to the requirement to invest at least 80% of investable assets in common stocks of established companies). American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are not considered foreign securities for purposes of the limitation. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.


    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities are generally higher than in the United States.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.


    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

    RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put options and call options on equity securities,
(2) the purchase and sale of put and call options on indexes, (3) the purchase and sale of exchange traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. The Fund may engage in these transactions on securities of commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter (OTC) market. The Fund also may purchase and sell foreign currency forward contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent they are consistent with its investment objective and policies.

    LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES, STOCK INDEX FUTURES AND OPTIONS THEREON

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer.


    The Fund may purchase put and call options and write covered call options on equity securities traded on securities exchanges, on Nasdaq or in the over-the-counter market (OTC options).



    The Fund may purchase and write put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market.


    CALL OPTIONS ON STOCK. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in exchange for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. There is no limitation on the amount of call options the Fund may write.

    The Fund may write only call options which are "covered," meaning that the Fund either (1) owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or
(2) holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the Fund maintains the difference in cash or other liquid assets in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or the Fund's termination of the option by effecting a closing purchase transaction through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation (OCC) and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option is a contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund, as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation in the underlying security.

    The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.


    An investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a Nasdaq option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.


    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; conversely, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


    STOCK INDEX OPTIONS. The Fund may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on Nasdaq or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.

    The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Therefore, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment adviser currently uses these techniques in conjunction with the management of other mutual funds.

    Unlike stock options, all settlements are in cash, with the result that a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    The Fund's successful use of options on indexes depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

    Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so segregated may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.



    STOCK INDEX FUTURES. A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market." The Fund will purchase and sell stock index futures contracts to better manage or reduce certain risks of its investments and to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission (CFTC). When the Fund purchases stock index futures contracts, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.


    OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940

Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund intends to engage in futures transactions and options thereon in accordance with the regulations of the CFTC. The Fund intends to purchase and sell stock index futures and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund intends to purchase and sell futures contracts on foreign currencies and options thereon as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to purchase and sell stock index futures and options thereon and futures contracts on foreign currencies and options thereon when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund also intends to purchase and sell stock index futures and options thereon for return enhancement.

    The Fund's successful use of futures contracts and option thereon depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES

    There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the

Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

    The Fund may not use forward contracts to generate income, although the use for such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedge) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Furthermore, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock. Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon for hedging and risk management purposes. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is marked-to-market daily.

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS


    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


LENDING OF SECURITIES

    The Fund may lend its portfolio securities in an amount of up to 33 1/3% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or obtains an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

SEGREGATED ASSETS

    The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Securities and Exchange Commission (Commission or SEC) guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

BORROWING


    The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the

Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.


REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.


    The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of the Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies or a foreign government. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. If the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. High portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS


    Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:


    1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter of similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").


    2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse purchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments, such as financial futures contracts and options thereon, and
(ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

    For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.


    Although not fundamental, the Fund has the following additional restrictions.

    The Fund may not:

    1.  Make investments for the purpose of exercising control or management.


    2. Invest in securities of other registered investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission. (Currently, under the 1940 Act, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.)



    The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by the Fund's name.


                             MANAGEMENT OF THE FUND


                             INDEPENDENT DIRECTORS



    Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).



                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                             POSITION      OFFICE*** AND                                FUND COMPLEX   OTHER DIRECTORSHIPS
                             WITH THE        LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY THE
 NAME, ADDRESS** AND AGE       FUND         TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR****
 -----------------------       ----         -----------      ----------------------       --------         ------------
 Saul K. Fenster, Ph.D.      Director       since 2000    President (since December          79        Member (since 2000),
 (68)                                                      1978) of New Jersey                          Board of Directors
                                                           Institute of Technology;                    of IDT Corporation.
                                                           Commissioner (since 1998)
                                                           of the Middle States
                                                           Association, Commission on
                                                           Higher Education;
                                                           Commissioner (since 1985)
                                                           of the New Jersey
                                                           Commission on Science and
                                                           Technology; Director (since
                                                           1998) of Society of
                                                           Manufacturing Engineering
                                                           Education Foundation,
                                                           formerly a director or
                                                           trustee of Liberty Science
                                                           Center, the Research and
                                                           Development Council of New
                                                           Jersey, New Jersey State
                                                           Chamber of Commerce, and
                                                           National Action Council for
                                                           Minorities in Engineering.
 Delayne Dedrick Gold        Director       since 1982    Marketing Consultant.              89
 (63)
 Douglas H. McCorkindale     Director       since 1996    Formerly Vice Chairman             75          Chairman (since
 (62)                                                      (March 1984-May 2000) of                      February 2001),
                                                           Gannett Co. Inc.                              Chief Executive
                                                                                                       Officer (since June
                                                                                                       2000) and President
                                                                                                         (since September
                                                                                                       1997) of Gannett Co.
                                                                                                       Inc. (publishing and
                                                                                                       media); Director of
                                                                                                           Continental
                                                                                                         Airlines, Inc.;
                                                                                                       Director (since May
                                                                                                        2001) of Lockheed
                                                                                                           Martin Corp.
                                                                                                          (aerospace and
                                                                                                        defense); Director
                                                                                                        of The High Yield
                                                                                                         Plus Fund, Inc.
                                                                                                          (since 1996).

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                             POSITION      OFFICE*** AND                                FUND COMPLEX   OTHER DIRECTORSHIPS
                             WITH THE        LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY THE
 NAME, ADDRESS** AND AGE       FUND         TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR****
 -----------------------       ----         -----------      ----------------------       --------         ------------
 W. Scott McDonald, Jr.      Director       since 2000    Vice President (since 1997)        79
 (64)                                                      of Kaludis Consulting
                                                           Group, Inc., (company
                                                           serving higher education);
                                                           formerly principal
                                                           (1995-1997) of Scott
                                                           McDonald & Associates;
                                                           Chief Operating Officer
                                                           (1991-1995) of Fairleigh
                                                           Dickinson University,
                                                           Executive Vice President
                                                           and Chief Operating Officer
                                                           (1975-1991) of Drew
                                                           University; Interim
                                                           President (1988-1990), Drew
                                                           University; and a founding
                                                           director of School, College
                                                           and University Underwriters
                                                           Ltd.
 Thomas T. Mooney (60)       Director       since 1986    President of Greater               95        Director, President
                                                           Rochester Metro Chamber of                  and Treasurer (since
                                                           Commerce; formerly                             1986) of First
                                                           Rochester City Manager;                     Financial Fund, Inc.
                                                           formerly Deputy Monroe                          and Director
                                                           County Executive; Trustee                   (since 1988) of The
                                                           of Center for Governmental                    High Yield Plus
                                                           Research, Inc.; Director of                      Fund, Inc.
                                                           Blue Cross of Rochester;
                                                           Monroe County Water
                                                           Authority and Executive
                                                           Service Corps of Rochester.
 Stephen P. Munn (59)        Director       since 1996    Formerly Chief Executive           73          Chairman of the
                                                           Officer (1988-2001) and                     Board (since January
                                                           President of Carlisle                        1994) and Director
                                                           Companies Incorporated.                       (since 1988) of
                                                                                                        Carlisle Companies
                                                                                                           Incorporated
                                                                                                         (manufacturer of
                                                                                                            industrial
                                                                                                       products); Director
                                                                                                       of Gannett Co. Inc.
                                                                                                         (publishing and
                                                                                                             media).
 Richard A. Redeker (58)     Director       since 1993    Formerly management                73
                                                           consultant of Investmart,
                                                           Inc. (August 2001-October
                                                           2001); formerly employee of
                                                           Prudential Investments
                                                           (October 1996-January
                                                           1998); formerly President,
                                                           Chief Executive Officer and
                                                           Director (October
                                                           1993-September 1996),
                                                           Prudential Mutual Fund
                                                           Management, Inc. (PMF),
                                                           Executive Vice President,
                                                           Director and Member of
                                                           Operating Committee
                                                           (October 1993-September
                                                           1996) of Prudential
                                                           Securities Incorporated
                                                           (Prudential Securities),
                                                           Director (October
                                                           1993-September 1996) of
                                                           Prudential Securities
                                                           Group, Inc., Executive Vice
                                                           President (January
                                                           1994-September 1996) of The
                                                           Prudential Investment
                                                           Corporation; Director
                                                           (January 1994-

                                                                                          NUMBER OF
                                              TERM OF                                   PORTFOLIOS IN
                             POSITION      OFFICE*** AND                                FUND COMPLEX   OTHER DIRECTORSHIPS
                             WITH THE        LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY THE
 NAME, ADDRESS** AND AGE       FUND         TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR****
 -----------------------       ----         -----------      ----------------------       --------         ------------
                                                           September 1996) of
                                                           Prudential Mutual Fund
                                                           Distributors, Inc. and
                                                           Prudential Mutual Fund
                                                           Services, Inc.
 Robin B. Smith (62)         Director       since 1996    Chairman and Chief Executive       69            Director of
                                                           Officer (since August 1996)                      BellSouth
                                                           of Publishers Clearing                       Corporation (since
                                                           House (publishing);                           1992) and Kmart
                                                           formerly President and                      Corporation (retail)
                                                           Chief Executive Officer                        (since 1996).
                                                           (January 1988-August 1996)
                                                           of Publishers Clearing
                                                           House.
 Louis A. Weil, III (60)     Director       since 1996    Formerly Chairman (January         73
                                                           1999-July 2000), President
                                                           and Chief Executive Officer
                                                           (January 1996-July 2000)
                                                           and Director (since
                                                           September 1991) of Central
                                                           Newspapers, Inc.; formerly
                                                           Chairman of the Board
                                                           (January 1996-July 2000),
                                                           Publisher and Chief
                                                           Executive Officer (August
                                                           1991-December 1995) of
                                                           Phoenix Newspapers, Inc.
 Clay T. Whitehead (63)      Director       since 1996    President (since 1983) of          91
 P.O. Box 8090                                             National Exchange Inc. (new
 McLean, VA 22106-8090                                     business development firm).



                              INTERESTED DIRECTORS



 *Robert F. Gunia (55)         Vice President   since 1996    Executive Vice President and          112        Vice President and
                                and Director                   Chief Administrative Officer                   Director (since May
                                                               (since June 1999) of PI;                        1989) of The Asia
                                                               Executive Vice President and                    Pacific Fund, Inc.
                                                               Treasurer (since January 1996)
                                                               of PI, President (since April
                                                               1999) of Prudential Investment
                                                               Management Services LLC (PIMS);
                                                               Corporate Vice President (since
                                                               September 1997) of The
                                                               Prudential Insurance Company of
                                                               America (Prudential); formerly
                                                               Senior Vice President (March
                                                               1987-May 1999) of Prudential
                                                               Securites; formerly Chief
                                                               Administrative Officer (July
                                                               1989-September 1996), Director
                                                               (January 1989-September 1996),
                                                               and Executive Vice President,
                                                               Treasurer and Chief Financial
                                                               Officer (June 1987-September
                                                               1996) of PMF; Vice President
                                                               and Director (since May 1992)
                                                               of Nicholas- Applegate Fund,
                                                               Inc.

                                                                                           NUMBER OF
                                               TERM OF                                   PORTFOLIOS IN
                              POSITION      OFFICE*** AND                                FUND COMPLEX   OTHER DIRECTORSHIPS
                              WITH THE        LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY       HELD BY THE
  NAME, ADDRESS** AND AGE       FUND         TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR****
  -----------------------       ----         -----------      ----------------------       --------         ------------
  *David R. Odenath, Jr.      President      since 1999    President, Chief Executive         115
  (44)                      and Director                    Officer and Chief Operating
                                                            Officer (since June 1999)
                                                            of PI; Senior Vice
                                                            President (since
                                                            June 1999) of Prudential;
                                                            formerly Senior Vice
                                                            President
                                                            (August 1993-May 1999) of
                                                            PaineWebber Group, Inc.
  *Judy A. Rice (54)       Vice President    since 2000    Executive Vice President           111
                            and Director                    (since 1999) of PI;
                                                            formerly various positions
                                                            to Senior Vice President
                                                            (1992-1999), Prudential
                                                            Securities; and various
                                                            positions to Managing
                                                            Director (1975-1992) of
                                                            Salomon Smith Barney;
                                                            Member of Board of
                                                            Governors of the Money
                                                            Management Institute;
                                                            Member of the Prudential
                                                            Securities Operating
                                                            Council and a Member of the
                                                            Board of Directors for the
                                                            National Association for
                                                            Variable Annuities.



    Information pertaining to the Officers of the Fund who are not also Directors is set forth below.



                                    OFFICERS



 Grace C. Torres (42)      Treasurer and    since 1998    Senior Vice President (since
                             Principal                     January 2000) of PI;
                           Financial and                   formerly First Vice
                            Accounting                     President (December
                              Officer                      1996-January 2000) of PI
                                                           and First Vice President
                                                           (March 1993-1999) of
                                                           Prudential Securities.
 Marguerite E.H.             Secretary      since 1999    Vice President and Chief
 Morrison (45)                                             Legal Officer--Mutual Funds
                                                           and Unit Investment Trusts
                                                           (since August 2000) of
                                                           Prudential; Assistant
                                                           Secretary (since February
                                                           2001) of PI; previously
                                                           Vice President and
                                                           Associate General Counsel
                                                           (December 1996-February
                                                           2001) of PI and Vice
                                                           President and Associate
                                                           General Counsel (September
                                                           1987-September 1996) of
                                                           Prudential Securities.

    Information pertaining to the Officers of the Fund who are not also Directors is set forth below.



                                    OFFICERS



                                                      TERM OF
                                 POSITION          OFFICE*** AND
                                 WITH THE            LENGTH OF           PRINCIPAL OCCUPATIONS
 NAME ADDRESS** AND AGE            FUND             TIME SERVED         DURING PAST FIVE YEARS
 ----------------------            ----             -----------         ----------------------
 William V. Healey (48)     Assistant Secretary     since 2000    Vice President and Associate
                                                                   General Counsel (since 1998) of
                                                                   Prudential; Executive Vice
                                                                   President, Secretary and Chief
                                                                   Legal Officer (since February
                                                                   1999) of PI; Senior Vice
                                                                   President, Chief Legal Officer and
                                                                   Secretary (since December 1998) of
                                                                   PIMS; Executive Vice President,
                                                                   Chief Legal Officer and Secretary
                                                                   (since February 1999) of
                                                                   Prudential Mutual Fund Services
                                                                   LLC; Director (since June 1999),
                                                                   ICI Mutual Insurance Company;
                                                                   prior to August 1998, Associate
                                                                   General Counsel of the Dreyfus
                                                                   Corporation (Dreyfus), a
                                                                   subsidiary of Mellon Bank, N.A.
                                                                   (Mellon Bank), and an officer
                                                                   and/or director of various
                                                                   affiliates of Mellon Bank and
                                                                   Dreyfus.
 Maria G. Master (31)       Assistant Secretary     since 2001    Vice President and Corporate
                                                                   Counsel (since August 2001) of
                                                                   Prudential; formerly
                                                                   Financial/Economic Analyst with
                                                                   the Federal Reserve Bank of New
                                                                   York (April 1999-July 2001),
                                                                   Associate Attorney of Swidler
                                                                   Berlin Shereff Friedman LLP (March
                                                                   1997-April 1999) and Associate
                                                                   Attorney of Riker, Danzig,
                                                                   Scherer, Hyland & Perretti LLP
                                                                   (August 1995-March 1997).


------------------------

   * "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment advisers (as defined below) or the Distributor (as defined below).


  ** Unless otherwise noted, the address of the Directors and officers is c/o
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


 *** There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.


**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.



    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.



    Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).



    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.



                           STANDING BOARD COMMITTEES



    The Board of Directors has established two standing committees in connection with governance of the Fund--Audit and Nominating.



    The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2001.



    The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



    In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.



    The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.



    Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The Fund has no retirement or pension plan for its Directors.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.


                               COMPENSATION TABLE


                                                     TOTAL COMPENSATION
                                      AGGREGATE      FROM FUND AND FUND
                                     COMPENSATION      COMPLEX PAID TO
NAME AND POSITION                     FROM FUND     INDEPENDENT DIRECTORS
-----------------                    ------------   ---------------------
Saul K. Fenster....................     $3,200        $110,332 (21/79)*
Delayne D. Gold....................     $3,175        $173,000 (37/89)*
Douglas H. McCorkindale**..........     $3,175        $110,000 (17/75)*
W. Scott McDonald, Jr..............     $3,175        $115,000 (21/79)*
Thomas T. Mooney**.................     $3,175        $164,000 (28/95)*
Stephen P. Munn....................     $3,500        $114,000 (24/73)*
Richard A. Redeker.................     $3,175        $110,000 (24/73)*
Robin B. Smith**...................     $3,200        $114,500 (26/69)*
Louis A. Weil, III.................     $3,175        $114,000 (24/73)*
Clay T. Whitehead..................     $3,900        $173,000 (30/91)*


 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of compensation for the year amounted to approximately $91,273, $148,850 and $80,106 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.



    Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

    The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2001.



                         DIRECTOR SHARE OWNERSHIP TABLE



                             INDEPENDENT DIRECTORS



                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE OF        REGISTERED INVESTMENT
                                          EQUITY SECURITIES IN     COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                THE FUND         DIRECTOR IN FUND COMPLEX
----------------                          --------------------   -------------------------
Saul K. Fenster.........................          --                 $50,001-$100,000
Delayne D. Gold.........................     $10,001-$50,000            Over $100,000
Douglas H. McCorkindale.................     $10,001-$50,000            Over $100,000
W. Scott McDonald, Jr...................          $1-$10,000            Over $100,000
Thomas T. Mooney........................       Over $100,000            Over $100,000
Stephen P. Munn.........................       Over $100,000            Over $100,000
Richard A. Redeker......................          --                    Over $100,000
Robin B. Smith..........................       Over $100,000            Over $100,000
Louis A. Weil, III......................          --                    Over $100,000
Clay T. Whitehead.......................          --                 $50,001-$100,000



                              INTERESTED DIRECTORS



                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE OF        REGISTERED INVESTMENT
                                          EQUITY SECURITIES IN     COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                THE FUND         DIRECTOR IN FUND COMPLEX
----------------                          --------------------   -------------------------
Robert F. Gunia.........................     $10,001-$50,000           Over $100,000
David R. Odenath, Jr....................          --                   Over $100,000
Judy A. Rice............................    $50,001-$100,000           Over $100,000



    The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                   NAME OF OWNERS AND                             TITLE OF    VALUE OF    PERCENT OF
NAME OF DIRECTOR                RELATIONSHIPS TO DIRECTOR         COMPANY          CLASS     SECURITIES     CLASS
----------------                -------------------------  ---------------------  --------   ----------   ----------
Saul K. Fenster...............            --                        --              --          --          --
Delayne D. Gold...............            --                        --              --          --          --
Douglas H. McCorkindale.......            --                        --              --          --          --
W. Scott McDonald, Jr.........            --                        --              --          --          --
Thomas T. Mooney..............            --                        --              --          --          --
Stephen P. Munn...............            --                        --              --          --          --
Richard A. Redeker............            --                        --              --          --          --
Robin B. Smith................            --                        --              --          --          --
Louis A. Weil, III............            --                        --              --          --          --
Clay T. Whitehead.............            --                        --              --          --          --

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of February 1, 2002, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.



    As of February 1, 2002, Prudential Securities was the record holder for other beneficial owners of 51,715,452 Class A shares (or 43.55% of the outstanding Class A shares), 28,924,987 Class B shares (or 42.11% of the outstanding Class B shares), 1,854,274 Class C shares (or 42.71% of the outstanding Class C shares) and 1,127,468 Class Z shares (or 7.84% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



    As of February 1, 2002, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were:



                                                                   NUMBER OF SHARES/
NAME                                  ADDRESS            CLASS        % OF CLASS
----                          -----------------------   --------   -----------------
Pru Defined Contribution      30 Scranton Office Park      A       7,384,735 (6.2%)
Svcs                          Moosic, PA 18507
FBO Pru Non-Trust Accounts
Attn: PMFS Coordinator

Prudential Trust Company      3 Bethesda Metro Center      C       1,341,741 (30.9%)
FBO Cosmos Corporation        Suite 950
                              Bethesda, MD 20814

Prudential Trust Company      30 Scranton Office Park      Z       2,029,151 (14.1%)
FBO Pru - DC Trust Accounts   Moosic, PA 18507
Attn: PMFS Coordinator

Nationwide Insurance Co.      c/o IPO Portfolio            Z         812,318 (5.6%)
GPVA                          Accounting
                              PO Box 182029
                              Columbus, OH 43218

Marquette Trust Co. TTEE      3405 Annapolis Lane N        Z       4,816,298 (33.5%)
Stat                          #100
Hawaii Deferred Compensation  Plymouth, MN 55447
Plan
Marquette Trust Company
Attn: Ann Mejia DCA/TA Admin

Pru Defined Contribution      30 Scranton Office Park      Z       4,594,154 (31.9%)
Service                       Moosic, PA 18507
Prudential for Benefit of
Prudential Securities
Retirement
Attn: PMFS Coordinator


                     INVESTMENT ADVISORY AND OTHER SERVICES


(a) MANAGER AND INVESTMENT ADVISERS



    The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.



    PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.



    For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.



    In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors;



    (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to each investment adviser pursuant to any subadvisory agreement between PI and each such investment adviser.



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.



    The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



    For the fiscal years ended December 31, 2001, 2000 and 1999, PI received management fees of $15,198,551, $18,852,042, and $24,100,287, respectively.

    PI has entered into a subadvisory agreement (each, a Subadvisory Agreement) with each of Jennison Associates LLC (Jennison), GE Asset Management, Incorporated (GEAM), and Salomon Brothers Asset Management Inc (SB). Under their respective Subadvisory Agreements, Jennison, GEAM and SB each provide day-to-day management of a portion of the Fund's assets. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM), which in turn is a subsidiary of Prudential. Jennison manages approximately 50% of the Fund's assets. GEAM, a wholly-owned subsidiary of General Electric Company, was incorporated in 1988 and through its predecessors had been engaged in the asset management business since the late 1920s. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904, and as of December 31, 2001, it managed more than $112.2 billion in assets. GEAM manages approximately 25% of the Fund's assets. SB is a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., a subsidiary of Citigroup, Inc. SB is part of Citigroup Asset Management, the global asset management arm of Citigroup, Inc. SB is located at 388 Greenwich Street, New York, NY 10013. As of December 31, 2001, SB managed more than
$34 billion in assets. SB also manages approximately 25% of the Fund's assets.



    Under their respective Subadvisory Agreements, Jennison, GEAM and SB furnish investment advisory services in connection with the management of a portion of the Fund. In connection therewith, each investment adviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each investment adviser's performance of such services. With respect to the assets it manages, Jennison is paid by PI at an annual rate of .250 of 1% of the average daily net assets under its management up to $500 million, .226 of 1% of such average daily net assets between $500 million and $1 billion, and ..203 of 1% of such average daily net assets over $1 billion. With respect to the assets it manages, GEAM is paid by PI at an annual rate of .300 of 1% of the average daily net assets under its management up to $50 million, .200 of 1% of such average daily net assets between $50 million and $300 million, and .150 of 1% of such average daily net assets over $300 million. For purposes of computing these fees, PI will aggregate with the Fund's assets that are under GEAM's management the assets of The Prudential Series Fund, Inc.-Equity Portfolio that are under GEAM's management. With respect to the assets it manages, SB is paid by PI at an annual rate of .400 of 1% of the average daily net assets under its management up to $50 million, .300 of 1% of such average daily net assets between $50 million and $300 million, and .155 of 1% of such average daily net assets in excess of $300 million. For purposes of computing these fees, PI will aggregate with the Fund's assets that are under SB's management the assets of The Prudential Series Fund, Inc.-Equity Portfolio that are under SB's management.



    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. A Subadvisory Agreement may be terminated by PI or the applicable investment adviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement also provides that it will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Under each Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers and futures commission merchants who provide to the investment adviser certain investment research, economic analysis, statistical and quotation services of value in advising the Fund and other advisory clients. Finally, as discussed in the prospectus, PI employs each investment adviser under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.



(b) MATTERS CONSIDERED BY THE BOARD



    The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors on May 22, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.



    With respect to the nature and quality of the services provided by the Manager and investment advisers, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment advisers.



    With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment advisers and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment advisers. In concluding that the direct and indirect benefits accruing to the Manager, the investment advisers and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadvisers discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or investment advisory fees. The Board understood that neither the Manager nor the investment advisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.


PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2002 and also contractually limited its distribution and service (12b-1) fees for the fiscal year ended December 31, 2001 to .25 of 1% of the average daily net assets of the Class A shares.



    For the fiscal year ended December 31, 2001, the Distributor received payments of $4,555,090 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2001, the Distributor also received $422,100 in initial sales charges in connection with the sale of Class A shares.


    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) up to .25 of 1% of the average daily net assets of the

Class B and Class C shares, respectively, may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B and Class C shares, respectively, may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charges.


    CLASS B PLAN. For the fiscal year ended December 31, 2001, the Distributor received $11,824,468 from the Fund under the Class B Plan and spent approximately $5,270,900 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.3% ($16,700) was spent on printing and mailing of prospectuses to other than current shareholders; 31.9% ($1,680,400) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 67.8% ($3,573,800) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (55.4% or $2,921,000) and (2) an allocation on account of overhead and other branch office distribution-related expenses (12.4% or $652,700). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2001, the Distributor received $1,373,700 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended December 31, 2001, the Distributor received $641,973 from the Fund under the Class C Plan and spent approximately $782,500 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.1%, ($800) was spent on printing and mailing of prospectuses to other than current shareholders; 0.6% ($5,000) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 99.3% ($776,700) was spent in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (72.0% or $563,500) and (2) an allocation of overhead and other branch office distribution-related expenses (27.3% or $213,200).



    The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2001, the Distributor received $9,200 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 2001, the Distributor also received $29,400 in initial sales charges in connection with the sale of Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

CODE OF ETHICS


    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, PI, Jennison, GEAM, SB and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indexes and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes each investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).


    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliate of an investment adviser or Prudential Securities (or any affiliate) to effect any portfolio transactions for the

Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    The table below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended December 31, 2001.



                                            FISCAL YEAR ENDED DECEMBER 31,
                                          ----------------------------------
                  ITEM                       2001        2000        1999
                  ----                    ----------  ----------  ----------
Total brokerage commissions paid by the
 Fund...................................  $6,256,133  $7,230,887  $2,291,516
Total brokerage commissions paid to
 Prudential Securities..................  $   26,239  $  125,638  $  264,017
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................        0.42%       1.74%      11.52%



    The Fund effected approximately .20% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended December 31, 2001. Of the total brokerage commissions paid during that period, $1,445,389 (or 23%) were paid to firms which provided research, statistical or other services to the Manager. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2001. As of December 31, 2001, the Fund held securities of Bear, Stearns & Co. Inc., in the aggregate amount of $7,230,365; Goldman Sachs & Co., in the aggregate amount of $16,603,124; JPMorgan, in the aggregate amount of $10,160,516; Lehman Brothers Holdings, Inc., in the aggregate amount of $2,087,166; Merrill Lynch & Co., in the aggregate amount of $9,338,757; Morgan Stanley in the aggregate amount of $39,329,456 and UBS Warburg in the amount of $7,230,270.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C, and Class Z shares, consisting of 250 million shares of Class A common stock, 250 million shares of Class B common stock, 250 million shares of Class C common stock and 250 million shares of Class Z common stock. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


    Shares of the Fund, when issued against payment therefore, are nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid.

Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 25% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.



    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.


    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE

    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Fund, Inc., Class A, Class B, Class C, or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchases by wire is $100.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2001, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share................  $ 14.06
Maximum sales charge (5% of offering price)...........................      .74
                                                                        -------
Maximum offering price to public......................................  $ 14.80
                                                                        =======
CLASS B
Net asset value, offering price and redemption price per Class B share*...............................................................  $ 13.95
                                                                        =======
CLASS C
Net asset value and redemption price per Class C share*...............  $ 13.95
Sales charge (1% of offering price)...................................      .14
                                                                        -------
Offering price to public..............................................  $ 14.09
                                                                        =======
CLASS Z
Net asset value, offering price and redemption price per Class Z share................................................................  $ 14.06
                                                                        =======


------------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent by:

    - Officers of the Prudential mutual funds (including the Fund)


    - Employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - Employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer


    - Prudential, employees and special agents of Prudential and its subsidiaries are all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - Members of the Board of Directors of Prudential

    - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

    Class A shares may be purchased at NAV without payment of a sales charge by
(a) Prudential Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and
(b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - One or more employee benefit plans of a company controlled by an individual.

    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    In addition, an eligible group of related Fund investors may include (1) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential mutual funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential mutual funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential mutual funds.

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Director/Trustees of the Prudential mutual funds (including the Fund)

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the

NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


EXPEDITED REDEMPTION PRIVILEGE



    By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, with an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                               CONTINGENT DEFERRED
                                                                      SALES
                                                              CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                           OF DOLLARS INVESTED OR
PAYMENT MADE                                                   REDEMPTION PROCEEDS
------------                                                  ----------------------
First.......................................................            5.0%
Second......................................................            4.0%
Third.......................................................            3.0%
Fourth......................................................            2.0%
Fifth.......................................................            1.0%
Sixth.......................................................            1.0%
Seventh.....................................................            None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate
                                                      or, in the case of a trust, a copy of the
                                                      grantor's death certificate, plus a copy of
                                                      the trust agreement identifying the grantor.

Disability--An individual will be considered          A copy of the Social Security Administration
disabled if he or she is unable to engage in          award letter or a letter from a physician on
any substantial gainful activity by reason of         the physician's letterhead stating that the
any medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in         grantor (a copy of the trust agreement
death or to be of long-continued and                  identifying the grantor will be required as
indefinite duration.                                  well)) is permanently disabled. The letter
                                                      must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial          A copy of the distribution form from the
Account                                               custodial firm indicating (i) the date of
                                                      birth of the shareholder and (ii) that the
                                                      shareholder is over age 59 1/2 and is taking
                                                      a normal distribution--signed by the
                                                      shareholder.

CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Distribution from Retirement Plan                     A letter signed by the plan
                                                      administrator/trustee indicating the reason
                                                      for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or
                                                      the plan administrator/trustee on company
                                                      letterhead indicating the amount of the
                                                      excess and whether or not taxes have been
                                                      paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                   CONTINGENT DEFERRED SALES CHARGE
                                                  AS A PERCENTAGE OF DOLLARS INVESTED
                                                        OR REDEMPTION PROCEEDS
                                               -----------------------------------------
YEAR SINCE PURCHASE                                                         OVER $1
PAYMENT MADE                                   $500,001 TO $1 MILLION       MILLION
------------                                   ----------------------  -----------------
First........................................              3.0%                 2.0%
Second.......................................              2.0%                 1.0%
Third........................................              1.0%                   0%
Fourth and thereafter........................                0%                   0%

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT


    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire
Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV, and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.


    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:       $100,000  $150,000  $200,000  $250,000
--------------------       --------  --------  --------  --------
25 Years.................   $  105    $  158    $  210    $  263
20 Years.................      170       255       340       424
15 Years.................      289       438       578       722
10 Years.................      547       820     1,093     1,366
 5 Years.................    1,361     2,041     2,721     3,402

See "Automatic Investment Plan."

------------------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



    In the case of shares held through the Transfer Agent the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.



    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                        PERSONAL
MADE OVER:                           SAVINGS     IRA
-------------                        --------  --------
10 years...........................  $ 26,165  $ 31,291
15 years...........................    44,675    58,649
20 years...........................    68,109    98,846
25 years...........................    97,780   157,909
30 years...........................   135,346   244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with the procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Fund's investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer, or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, and its research and credit analysts and legal compliance personnel on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential funds, and such other factors as may be determined by the investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.


    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


    In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on (i) the shareholder's income tax bracket, (ii) whether the security was held by the Fund for more than five years; and (iii) the date on which the security was acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



    Certain futures contracts, foreign currency, forward contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.


    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.


    Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. This Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2001.



                                                               SINCE
                               1 YEAR      5 YEAR  10 YEAR   INCEPTION
                           --------------  ------  -------  -----------
Class A                            -16.53%  5.72%   11.28%     11.52%    (1/22/90)
Class B                            -16.91   5.89    11.01      13.86     (3/15/82)
Class C                            -14.48   5.81      N/A      10.00      (8/1/94)
Class Z                            -11.93   7.07      N/A       8.38      (3/1/96)



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)



    Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:



              P(1+T)TO THE POWER OF n = ATV TO THE BASE OF D OR DR



Where: P = a hypothetical initial payment of $1,000.


      T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).


      n = number of years.


      ATV TO THE BASE OF D OR DR


              ATV TO THE BASE OF D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.


              ATV TO THE BASE OF DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.



    Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.



    Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2001.



                                                             1 YEAR       5 YEARS    10 YEARS    SINCE INCEPTION
                                                         --------------   --------   --------   -----------------
Class A................................................          -17.52%    3.23%      8.67%     8.76%   (1-22-90)
Class B................................................          -17.91     3.63       8.68     11.64    (3-15-82)
Class C................................................          -15.47     3.56        N/A      7.42     (8-1-94)
Class Z................................................          -13.05     4.45        N/A      5.38     (3-1-96)



    Below are the average annual total returns (after taxes on distributions, redemptions and sale of Fund shares) for the Fund's share classes for the periods ended December 31, 2001.



                                                             1 YEAR       5 YEARS    10 YEARS    SINCE INCEPTION
                                                          -------------   --------   --------   -----------------
Class A.................................................          -8.95%    4.42%      8.75%     8.80%   (1-22-90)
Class B.................................................          -9.11     4.72       8.70     11.61    (3-15-82)
Class C.................................................          -7.65     4.65        N/A      7.77     (8-1-94)
Class Z.................................................          -6.08     5.49        N/A      6.25     (3-1-96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                           ERV - P
               T =         -------
                              P

    Where: P = a hypothetical initial payment of $1000.
           T = aggregate total return.

           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2001.



                               1 YEAR      5 YEAR  10 YEAR  SINCE INCEPTION
                           --------------  ------  -------  ---------------
Class A                            -12.14%  39.02% 206.60%       287.16%     (1/22/90)
Class B                            -12.80   33.96  184.18      1,208.00      (3/15/82)
Class C                            -12.80   33.96     N/A        104.86       (8/1/94)
Class Z                            -11.93   40.71     N/A         59.92       (3/1/96)



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of these entities.


    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


    EDGAR REPRESENTATION OF CHART
PERFORMANCE COMPARISON OF
DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
(12/31/1926-12/31/2001)
COMMON STOCKS--10.7%
LONG-TERM GOV'T. BONDS--5.3%
INFLATION--3.1%

    (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-3336), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate change. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2001

      SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1996
2001     $7,860.05      $2,279.13           $50.66          $17.20      $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR               1991  1992  1993  1994  1995  1996  1997  1998  1999   2000   2001
---------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)           15.3%  7.2% 10.7% (3.4)% 18.4%  2.7%  9.6% 10.0% (2.56)% 13.52%  7.23%
---------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)      15.7%  7.0%  6.8% (1.6)% 16.8%  5.4%  9.5%  7.0%  1.86% 11.16%  8.22%
---------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE BONDS(3) 18.5%  8.7% 12.2% (3.9)% 22.3%  3.3% 10.2%  8.6% (1.96)%  9.39% 10.40%
---------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)           46.2% 15.8% 17.1% (1.0)% 19.2% 11.4% 12.8%  1.6%  2.39% (5.86)%  5.28%
---------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)           16.2%  4.8% 15.1%  6.0% 19.6%  4.1% (4.3)%  5.3% (5.07)% (2.63)% (3.54)%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT    30.9  11.0  10.3   9.9   5.5   8.7  17.1   8.4   7.46  19.10  13.94


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       15.51%
Spain        15.26%
Hong Kong    14.96%
Netherland   14.03%
Belgium      13.78%
France       13.20%
USA          13.14%
U.K.         12.28%
Switzerland  12.21%
Europe       11.92%
Denmark      11.88%
Australia     9.54%
Germany       8.63%
Canada        8.45%
Italy         7.70%
Norway        6.82%
Austria       4.95%
Japan         3.84%


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Composite Stock Price Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION
      AND REINVESTING DIVIDENDS  CAPITAL APPRECIATION ONLY
1976
1980
1984
1988
1992
1996
2001                   $251,725                   $106,850

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

         -------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           45.4%
Europe         33.2%
Pacific Basin  18.4%
Canada          3.0%


Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

            EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED
            GRAPHIC

                            LONG TERM U.S. TREASURY
                       BOND YIELD IN PERCENT [1926-2001]
                                    [CHART]
                                    * * * *

                                    Year-End
            --------------------------------------------------------

            Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on
        Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).

        (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).

        (3) Articles Supplementary, incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

    (b) Amended By-Laws.*

    (c) (1) Specimen stock certificate, incorporated by reference to
        Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File
        No. 2-75128).

        (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

    (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management, LLC.*


        (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit
        (d)(1) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 2001 (File No. 2-75128).


        (3) Subadvisory Agreement between Prudential Investments Fund Management LLC and GE Asset Management, Incorporated.*


        (4) Subadvisory Agreement between Prudential Investments Fund Management LLC and Salomon Brothers Asset Management, Inc., incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 2001 (File No. 2-75128).


    (e) (1) Selected Dealer Agreement, incorporated by reference to
        Exhibit (e)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Distribution Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

        (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (3) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 29, 2000 (File
        No. 2-75128).


        (4) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).



        (5) Amendment to Custodian Contract.*

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

        (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on February 29, 2000
        (File No. 2-75128).


    (i)  Opinion and Consent of Counsel.*


    (j)  Consent of independent accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (3) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

    (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).


    (p) (1) Fund's Amended Code of Ethics.*



        (2) Manager's, former Subadviser's and Distributor's Amended Code of Ethics, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on September 27, 2001 of The Prudential Investment Portfolios, Inc. (File No. 33-61997).


        (3) Jennison Associates LLC's Code of Ethics, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on December 29, 2000 (File No. 2-75128).


        (4) GE Asset Management, Incorporated's Code of Ethics, incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 2001 (File No. 2-75128).


        (5) Salomon Brothers Asset Management, Inc.'s Code of Ethics, incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on December 29, 2000 (File No. 2-75128).


    (q) Powers of Attorney.*

------------------------
 *Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), the Fund shall indemnify present and former officers, directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal prodeeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised, that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (d)(3) and (d)(4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Jennison Associates LLC, GE Asset Management, Incorporated and Salomon Brothers Asset Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


(a) PRUDENTIAL INVESTMENTS LLC (PI)


    See "How the Fund is Managed -- Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, Newark, New Jersey 07102.



NAME AND ADDRESS                POSITION WITH PI                PRINCIPAL OCCUPATIONS
----------------                ----------------                ---------------------
David R. Odenath, Jr.           Officer in Charge, President,   Officer in Charge, President, Chief Executive
                                Chief                           Officer and Chief Operating Officer, PI; Senior
                                Executive Officer and Chief     Vice President, The Prudential Insurance Company
                                Operating Officer               of America (Prudential)
Catherine A. Breuer             Executive Vice President        Executive Vice President, PI
John L. Carter                  Executive Vice President        Executive Vice President, PI
Robert F. Gunia                 Executive Vice President and    Executive Vice President and Chief Administrative
                                Chief Administrative Officer    Officer, PI; Vice President, Prudential;
                                                                President, Prudential Investment Management
                                                                Services LLC (PIMS)
William V. Healey               Executive Vice President,       Executive Vice President, Chief Legal Officer and
                                Chief Legal Officer and         Secretary, PI; Vice President and Associate
                                Secretary                       General Counsel, Prudential; Senior Vice
                                                                President, Chief Legal Officer and Secretary, PIMS
Marc S. Levine                  Executive Vice President        Executive Vice President, PI
Judy A. Rice                    Executive Vice President        Executive Vice President, PI
Ajay Sawhney                    Executive Vice President        Executive Vice President, PI
Lynn M. Waldvogel               Executive Vice President        Executive Vice President, PI


(b) JENNISON ASSOCIATES LLC (JENNISON)

    See "How the Fund is Managed -- Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.

(c) GE ASSET MANAGEMENT, INCORPORATED (GEAM)

    See "How the Fund is Managed -- Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of GEAM's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-31947), the text of which is hereby incorporated by reference.


(d) SALOMON BROTHERS ASSET MANAGEMENT INC (SB)


    See "How the Fund is Managed -- Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of SB's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-32046), the text of which is hereby incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (A) PRUDENTIAL INVESTMENT MANAGEMENT SERVICES (PIMS)


    PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc.,

Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.



    PIMS is also distributor of the following other investment companies:
Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning officers and directors of PIMS is set forth below.


                                    POSITIONS AND                                POSITIONS AND
                                    OFFICES WITH                                 OFFICES WITH
NAME (1)                            UNDERWRITER                                  REGISTRANT
--------                            -------------                                -------------
Stuart A. Abrams                    Senior Vice President and Chief Compliance   None
213 Washington Street               Officer
Newark, NJ 07102
Margaret Deverell                   Vice President and Chief Financial Officer   None
213 Washington Street
Newark, NJ 07102
Robert F. Gunia                     President                                    Vice President and Director
William V. Healey                   Senior Vice President, Secretary and Chief   Assistant Secretary
                                    Legal Officer
Bernard B. Winograd                 Executive Vice President                     None


------------------------
(1)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, GE Asset Management, Inc., 3003 Summer Street, Building B, Stamford, Connecticut 06904, Salomon Brothers Asset Management, Inc., 7 World Trade Center, 38th Floor, New York, New York 10048, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7),
(9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11) and 31a-1(d) will be kept at
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Investment Advisers and Portfolio Managers" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectivenss of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securiteis Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 21st day of February, 2002.


                              PRUDENTIAL EQUITY FUND, INC.
                              /s/ David R. Odenath, Jr.
          ----------------------------------------------------------------------
                              DAVID R. ODENATH, JR. (PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                     DATE
---------                            -----                     ----
                 *                   Director
----------------------------------
           SAUL K. FENSTER
                 *                   Director
----------------------------------
           DELAYNE D. GOLD
                 *                   Director
----------------------------------
           ROBERT F. GUNIA
                 *                   Director
----------------------------------
       DOUGLAS H. MCCORKINDALE
                 *                   Director
----------------------------------
       W. SCOTT MCDONALD, JR.
                 *                   Director
----------------------------------
          THOMAS T. MOONEY
                 *                   Director
----------------------------------
           STEPHEN P. MUNN
                 *                   Director
----------------------------------
        DAVID R. ODENATH, JR.
                 *                   Director
----------------------------------
         RICHARD A. REDEKER
                 *                   Director
----------------------------------
            JUDY A. RICE
                 *                   Director
----------------------------------
           ROBIN B. SMITH
                 *                   Director
----------------------------------
         LOUIS A. WEIL, III
                 *                   Director
----------------------------------
          CLAY T. WHITEHEAD
                 *                   Treasurer and Principal
----------------------------------     Financial and
           GRACE C. TORRES             Accounting Officer
* By /s/ Marguerite E.H. Morrison                              February 21, 2002
----------------------------------
  MARGUERITE E.H. MORRISON
  ATTORNEY-IN-FACT

                          PRUDENTIAL EQUITY FUND, INC.



                               INDEX TO EXHIBITS



    (b) Amended By-Laws.*



    (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management, LLC.*



        (3) Subadvisory Agreement between Prudential Investments Fund Management LLC and GE Asset Management, Incorporated.*



    (g) (5) Amendment to Custodian Contract.*



    (i)  Opinion and Consent of Counsel.*



    (j)  Consent of Independent Accountant.*



    (p) (1) Fund's Amended Code of Ethics.*



    (q) Powers of Attorney.*

------------------------
 *Filed herewith.